                         WEST RENTAL INC
                          P O BOX 6628
                        WHEELING WV 26003


April 24, 1996

Valley National Gases, Inc.
P O Box 6628
Wheeling WV  26003

Attn:  Larry Bandi, President

Subject:  Properties to be Purchased

Dear Larry,

To provide Valley National Gases with necessary acquisition funds, West Rental will pay Valley the following for real estate.
An asterisk indicates a lease back arrangement required.

-------------------------------------------------------------------------------
       LOCATION                   FAIR MARKET VALUE
       --------                   -----------------
-------------------------------------------------------------------------------
<F*> 61504 Southgate Rd
     Cambridge, OH                      $85,000.00
-------------------------------------------------------------------------------
<F*> Route 40 East
     Oliver Road
     Uniontown, PA                     $155,000.00
-------------------------------------------------------------------------------
<F*> Route 2
     Friendly, WV                        $5,000.00
-------------------------------------------------------------------------------
<F*> 670 43rd Street
     Wheeling WV                       $265,000.00
-------------------------------------------------------------------------------
<F*> Wood Street
     Wheeling WV                       $120,000.00
-------------------------------------------------------------------------------
     43rd and Jacob Street
     Wheeling WV                       $110,000.00
-------------------------------------------------------------------------------
     4314-4324 Wood Street
     Wheeling WV                        $35,000.00
-------------------------------------------------------------------------------
<F*> McColloch & 43rd Street
     Wheeling, WV
     Fuel Dock                          $35,000.00
-------------------------------------------------------------------------------
     2804-1810 Wood Street
     Wheeling WV                        $30,000.00
-------------------------------------------------------------------------------
     4320 Jacob Street
     Wheeling, WV                       $10,000.00
-------------------------------------------------------------------------------

Larry Bandi
4/24/96
Page 2

The leases to be signed by Valley would be triple net leases.

The closing is set for May 14th, 1996. If you agree with the attached information, please sign below.

[FN]
<F*> Indicates lease back required

Regards,



Gary E. West
Chairman of the Board

GW/dsr
property

c: Kris Molnar




------------------------------------    -----------------------
Lawrence E. Bandi                       Date
President